                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ----------------------------------

                                  FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             May 30, 1997
                                                  ------------------------------

                      Audio Communications Network, Inc.
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             (Exact name of Registrant as specified in its charter)


             Florida                    0-7762           59-0690530
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(State or other jurisdiction of      (Commission      (I.R.S. Employer
 incorporation or organization)      File Number)     Identification No.)

1000 Legion Place, Suite 1515, Orlando, Florida              32801
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (407) 649-8877
                                                    ----------------------------

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         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements of Business Acquired.

          It is impracticable for the Registrant to file the financial information of the business acquired hereunder at this time and such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

     (b)  Pro-forma financial information.

          It is impracticable for the Registrant to file the pro-forma financial information required hereunder at this time and such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

     (c)  Exhibits.

          2.1* Asset Purchase Agreement, dated as of November 19, 1996, by and between the Registrant and Suncom Communications L.L.C.

          99.1**Press release of the Registrant, dated May 30, 1997.

          99.2**Note Assumption Agreement and Note, dated as of May 30, 1997, by and among the Registrant, Suncom, Inc. and Midwest Mezzanine Fund, L.P.

          99.3**Credit Agreement, dated as of May 30, 1997, by and among the Registrant, PNC Bank, National Association individually and as Agent, SunTrust Bank, Central Florida, N.A. and Lehman Commercial Paper Inc.

     _______________
     * Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 19, 1996.

     **   Filed herewith.

                                      -2-
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Audio Communications Network, Inc.



Dated: July 2, 1997                By: /s/ David Unger
                                       ---------------------------
                                      David Unger
                                      Executive Vice President

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Number                  Exhibit
------                  -------

99.1                    Press Release of the Registrant, dated May 30, 1997

99.2 Note Assumption Agreement and Note, dated as of May 30, 1997, by and among the Registrant, SunCom, Inc. and Midwest Mezzanine Fund, L.P.

99.3 Credit Agreement, dated as of May 30, 1997, by and among the Registrant, PNC Bank, National Association individually and as Agent, SunTrust Bank, Central Florida, N.A. and Lehman Commercial Paper Inc.